American Beacon Mid-Cap Value Fund
American Beacon Emerging Markets Fund

Supplement dated January 4, 2013
to the
Prospectus dated February 29, 2012

The information below supplements the Prospectus dated February 29, 2012 and is in addition to any other supplement(s):

American Beacon Mid-Cap Value Fund

All references to John P. Goetz are deleted.

In the “Summary Section” section of the American Beacon Mid-Cap Value Fund under “Portfolio Managers” for Pzena Investment Management, LLC, the following is added:

Eli Rabinowich
Principal, Portfolio Manager                                                Since 2012

In the “Fund Management” section- “The Sub-Advisors- Pzena Investment Management,  LLC”, Eli Rabinowich is added to the second sentence in the second paragraph.  The following is added to the third paragraph:

Mr. Rabinowich joined Pzena in 2004 as a Research Analyst. He became a Principal of the firm in 2008 and a Portfolio Manager at the beginning of 2012. Mr. Rabinowich has managed Pzena’s portion of the Fund since January 2012.

American Beacon Emerging Markets Fund

All references to James Cheng are deleted.

In the “Summary Section” section of the American Beacon Emerging Markets Fund under “Portfolio Managers” for Morgan Stanley Investment Management Inc., the following is added:

Munib Madni
Managing Director                                                Since 2012

Samuel Rhee
Executive Director                                                Since 2012

In the “Fund Management” section- “The Sub-Advisors- Morgan Stanley Investment Management Inc.”, the second paragraph is deleted and replaced with the following:

The team consists of portfolio managers and analysts who work collaboratively when making portfolio decisions. Members of the team who are jointly and primarily responsible for the day-to-day management of the Fund are: Ruchir Sharma, Paul Psaila and Eric Carlson, each a Managing Director of MSIM Inc., Munib Madni, a Managing Director of MSIM Company and Samuel Rhee, an Executive Director of MSIM Company and Ana Cristina Piedrahita, an Executive Director of MSIM Limited.

In the “Fund Management” section- “The Sub-Advisors- Morgan Stanley Investment Management Inc.”, the following is added to the third paragraph:

Mr. Madni has been associated with MSIM Company in an investment management capacity since February 2005 and has been a member of the team managing MSIM Inc.’s portion of the American Beacon Emerging Markets Fund since May 2012. Mr. Rhee has been associated with MSIM Company in an investment management capacity since July 2005 and has been a member of the team managing MSIM Inc.’s portion of the American Beacon Emerging Markets Fund since May 2012.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE